EMPLOYEE BENEFIT PLANS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Defined Benefit Plan [Abstract]
Maximum annual contributions per employee, percent		150.00%
Employer matching contribution, percent of match		3.00%
Defined contribution per employee		$ 2,000
Total expense	$ 500,000	$ 400,000
Defined contribution plan nature and effect of change, description	The Company has a defined contribution plan that complies with Section 401(k) of the Internal Revenue Code. All employees are auto enrolled at a 3% contribution, unless they opt out, beginning on the first plan entry datefollowing six months of service. Plan entry dates are the first day of January and July. For 2022, the Company matched employee contributions 150% of the first 3% of employee contributions, not to exceed $2 thousand per participant per calendar year. Employees vest in employer contributions over six years. The contribution is limited to the maximum contribution allowed under the Internal Revenue Service Regulations.